Exhibit 99.3 Second Quarter 2016 Earnings Conference Call 20 May 2016 Exhibit 99.3 (Furnished herewith) 24

 2nd Quarter 2016 Earnings Conference Call 2 Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. 25

 2nd Quarter 2016 Earnings Conference Call 3 Second Quarter Overview (in millions of dollars except per share amounts) Q2 2016 Q2 2015 Change Net Sales and Revenues $7,875 $8,171 -4% Net Sales $7,107 $7,399 -4% Net Income Attributable to Deere & Company $495 $690 -28% Diluted EPS $1.56 $2.03 -23% 26

 2nd Quarter 2016 Earnings Conference Call 4 Second Quarter Overview Net Sales Equipment operations net sales: Down 4% in Q2 2016 vs. Q2 2015 Price realization: +1 point Currency translation: (2) points 27

 2nd Quarter 2016 Earnings Conference Call 5 Worldwide Agriculture & Turf Second Quarter Overview *Q2 2016 operating profit impacted by: (in millions of dollars) Q2 2016 Q2 2015 Change Net Sales $5,742 $5,766 0% Operating Profit* $614 $639 -4% Favorable Unfavorable Price Realization Foreign-Currency Exchange Production Costs Shipment Volumes Selling, Administrative & General Expenses Product Mix 28

 2nd Quarter 2016 Earnings Conference Call U.S. Farm Cash Receipts Source: 2000 – 2014: USDA 9 February 2016 2015F – 2016F: Deere & Company Forecast as of 20 May 2016 6 29 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F $ Billions Crops Livestock Government Payments

 2nd Quarter 2016 Earnings Conference Call 7 World Farm Fundamentals Global Stocks-to-Use Ratios Source: USDA 10 May 2016 Cotton Wheat Corn Soybeans 30 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 1995 1998 2001 2004 2007 2010 2013 2016P

 2nd Quarter 2016 Earnings Conference Call 8 Deere & Company Forecast as of 20 May 2016 Economic Update EU 28 – Fiscal 2016 Continued modest economic growth Arable income remains under pressure Continued weakness in dairy sector Beef prices remain solid, pork prices at low levels 31

 2nd Quarter 2016 Earnings Conference Call 9 Deere & Company Forecast as of 20 May 2016 Economic Update Other Selected Markets – Fiscal 2016 China Slower economic growth continues Value of agricultural production expected to be stable Uncertainty due to recent policy announcements India Economy growing, foreign investment returning Government continues to support the agricultural sector Value of agricultural production expected to increase Above average monsoon forecasted, following two consecutive below normal seasons 32

 2nd Quarter 2016 Earnings Conference Call 10 Crop Value of Agricultural Production Brazil Source: IHS Global Insight, May 2016 Crop Value of Agricultural Production Expected to decrease ~ 2% in 2016 over prior season 2015 Mix by Crop US$ Billions 33 $0 $20 $40 $60 $80 $100 $120 2004 2006 2008 2010 2012 2014 2016F 44% 29% 17% 10% Soybeans Sugarcane Corn Other Grains

Eligible Finance Rates for Ag Equipment Brazil 2nd Quarter 2016 Earnings Conference Call 11 Source: ABIMAQ (Brazilian Association of Machinery and Equipment) and BNDES PSI-FINAME was the key credit line for machinery acquisition from 2011 – 2014; Moderfrota is currently the most attractive credit line * Moderfrota suspended September – November 2015 ** Rate change effective July 2016 34 Farmers with Annual Revenues <R$90M Farmers with Annual Revenues >R$90M 2011 2012 2013 2014 2015* 2016** 12% 10% 8% 6% 4% 2% 0% All Farmers

 2nd Quarter 2016 Earnings Conference Call 12 Agriculture & Turf Retail Sales Industry Outlook – Fiscal 2016 * If left blank no change between Previous Forecast and Current Forecast Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 2016 Forecast Previous Forecast* U.S. and Canada Ag Down 15-20% EU 28 Ag Flat to down 5% South America Ag (Tractors and Combines) Down 15-20% Down 10-15% Asia Ag Flat to down slightly U.S. and Canada Turf and Utility Equipment Flat to up 5% 35

 2nd Quarter 2016 Earnings Conference Call 13 Worldwide Agriculture & Turf Deere & Company Outlook Fiscal Year 2016 Forecast Net sales: Down ~ 8% Currency translation: ~ (2) points Previous forecast: Down ~ 10% Currency translation: ~ (4) points Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 36

 2nd Quarter 2016 Earnings Conference Call 14 Worldwide Construction & Forestry Second Quarter Overview (in millions of dollars) Q2 2016 Q2 2015 Change Net Sales $1,365 $1,633 -16% Operating Profit* $74 $189 -61% *Q2 2016 operating profit impacted by: Favorable Unfavorable Production Costs Shipment Volumes Selling, Administrative & General Expenses Sales-Incentive Costs Product Mix 37

U.S. Economic Indicators 2016 Forecast Previous Forecast GDP Growth (annual percentage rate)* +2.1% +2.7% Housing Starts (thousands) 1,161 1,220 Total Construction Investment (annual percentage rate)* +3.2% +3.9% Government Construction Investment (annual percentage rate)* +4.1% +3.8% 2nd Quarter 2016 Earnings Conference Call 15 Worldwide Construction & Forestry Deere & Company Outlook Source: IHS Global Insight, Calendar Year Estimates – April 2016 * Change from prior year in real dollars Fiscal Year 2016 Forecast Net sales: Down ~ 13% Currency translation: ~ (1) point Previous forecast: Down ~ 11% Currency translation: ~ (2) points Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 38

 2nd Quarter 2016 Earnings Conference Call 16 Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.17% 15 Year Average * Annualized provision for credit losses as of 30 April 2016 39 0.00% 0.50% 1.00% 1.50% 2.00% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016* 10 Year Average

 2nd Quarter 2016 Earnings Conference Call 17 Worldwide Financial Services Second Quarter 2016 Net income attributable to Deere & Company $103 million in Q2 2016 vs. $170 million in Q2 2015 Fiscal Year 2016 Forecast Net income attributable to Deere & Company of ~ $480 million Previous forecast: ~ $525 million Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 40

 2nd Quarter 2016 Earnings Conference Call 18 Consolidated Trade Receivables & Inventory (in millions of dollars) Q2 2016* Actual 2016** Forecast 2016** Previous Forecast A&T $72 $100 $250 C&F $453 $300 $300 Total, as reported $381 $400 $550 Total, constant exchange $242 $475 $475 * Change at 30 April 2016 vs. 30 April 2015 ** Forecasted change at 31 October 2016 vs. 31 October 2015 Note: Before the sale of receivables to John Deere Financial Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 41

 2nd Quarter 2016 Earnings Conference Call 19 Cost of Sales as a Percent of Net Sales Equipment Operations Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) Second Quarter 2016 78% Fiscal Year 2016 Forecast ~ 79% No change from previous forecast 42

 2nd Quarter 2016 Earnings Conference Call 20 Research & Development Expense Equipment Operations Second Quarter 2016 Up 1% vs. Q2 2015 Fiscal Year 2016 Forecast Down ~ 1% vs. FY 2015 Currency translation: ~ (1) point Previous forecast: Down ~ 3% vs. FY 2015 Currency translation: ~ (1) point Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 43

 2nd Quarter 2016 Earnings Conference Call 21 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) Second Quarter 2016 Down 5% vs. Q2 2015 Currency translation: ~ (2) points Pension/OPEB: ~ (2) points Incentive compensation: ~ (1) point 44

 2nd Quarter 2016 Earnings Conference Call 22 Selling, Administrative & General Expense Equipment Operations Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) Fiscal Year 2016 Forecast Down ~ 4% vs. FY 2015 Incentive compensation: ~ (3) points Currency translation: ~ (2) points Pension/OPEB: ~ (2) points Previous forecast: Down ~ 4% vs. FY 2015 Currency translation: ~ (3) points Pension/OPEB: ~ (2) points Incentive compensation: ~ (1) point 45

 2nd Quarter 2016 Earnings Conference Call 23 Pension and OPEB Expense Second Quarter 2016 Down $50 million vs. Q2 2015 Fiscal Year 2016 Forecast Down ~ $200 million vs. FY 2015 No change from previous forecast Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 46

 2nd Quarter 2016 Earnings Conference Call 24 Income Taxes Equipment Operations Second Quarter 2016 Effective tax rate: 31% Fiscal Year 2016 Forecast Effective tax rate: 31-33% Previous forecast: 33-35% Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 47

 2nd Quarter 2016 Earnings Conference Call 25 Strong Operating Performance Equipment Operations Fiscal Year Cash Flows from Operations * No change from previous forecast Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) $ Billions ~ $2.1 48

 2nd Quarter 2016 Earnings Conference Call 26 2016 Company Outlook Third Quarter 2016 Forecast Net sales: Down ~ 12% vs. Q3 2015 Price realization: ~ +2 points Currency translation: ~ (1) point Deere & Company Forecast as of 20 May 2016 49

 2nd Quarter 2016 Earnings Conference Call 27 2016 Company Outlook Fiscal Year 2016 Forecast Net sales: Down ~ 9% vs. FY 2015 Price realization: ~ +1 point Currency translation: ~ (2) points Previous forecast: Down ~ 10% vs. FY 2015 Price realization: ~ +2 points Currency translation: ~ (3) points Net income attributable to Deere & Company of ~ $1.2 billion Previous forecast ~ $1.3 billion Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 50

 2nd Quarter 2016 Earnings Conference Call 28 Appendix 51

 2nd Quarter 2016 Earnings Conference Call 29 The John Deere Strategy 52

Deere Use-of-Cash Priorities 2nd Quarter 2016 Earnings Conference Call 30 Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing 53

 2nd Quarter 2016 Earnings Conference Call 31 Sources and Uses of Cash Fiscal 2004–2015 Equipment Operations Source: Deere & Company SEC filings = Source of Cash = Use of Cash (1) Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including excess tax benefits from share-based compensation and the effect of exchange rates on cash and cash equivalents (1) $ Millions $2,900 ~65% of cash from operations returned to shareholders 54

 2nd Quarter 2016 Earnings Conference Call Deere Quarterly Dividends Declared* Q1 2003 – Q2 2016 * Adjusted for 2 for 1 stock split on 26 November 2007 ** See revised John Deere Strategy in Appendix 32 Dividend raised 114% since launch of the revised John Deere Strategy in 2010** 55 $0.11 $0.14 $0.16 $0.20 $0.22 $0.25 $0.28 $0.30 $0.35 $0.41 $0.46 $0.51 $0.60 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

 2nd Quarter 2016 Earnings Conference Call 33 Share Repurchase As Part of Publicly Announced Plans Cumulative cost of repurchases 2004-2Q2016: ~ $16.4 billion Amount remaining on December 2013 authorization of $8 billion: ~ $3.3 billion 30 April 2016 period ended basic shares: ~ 314.3 million 2Q2016 average diluted shares: ~ 316.5 million Shares repurchased 2004-2Q2016: ~ 245.0 million Average repurchase price 2004-2Q2016: $66.96 * All shares adjusted for two-for-one stock split effective 26 November 2007 56 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 YTD $ Billions Shares Repurchased* (in millions) ~37% Net Share Reduction 2004 - 2Q2016 Shares Repurchased Amount Spent

 2nd Quarter 2016 Earnings Conference Call 34 Other Information Equipment Operations Fiscal Year 2016 Forecast Capital Expenditures: ~ $725 million Previous forecast: ~ $775 million Depreciation and Amortization: ~ $825 million Previous forecast: ~ $800 million Pension/OPEB Contributions: ~ $100 million Previous forecast: ~ $60 million Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) 57

 2nd Quarter 2016 Earnings Conference Call 35 U.S. Farm Commodity Prices Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) (dollars per bushel, except cotton, which is dollars per pound) 2014/15 2015/16 Estimate Previous 2015/16 2016/17 Projection Corn $3.70 $3.60 $3.60 $3.35 Wheat $5.99 $4.90 $5.00 $4.10 Soybeans $10.10 $8.85 $8.80 $9.10 Cotton $0.61 $0.58 $0.60 $0.57 58

U.S. Farm Commodity Prices 2nd Quarter 2016 Earnings Conference Call 36 Source: USDA 59 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0 $2 $4 $6 $8 $10 $12 $14 $16 $18 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Cotton - Dollars per Pound Dollars per Bushel Wheat Corn Soybeans Cotton

 2nd Quarter 2016 Earnings Conference Call 37 U.S. Acres Planted and Crop Yields Deere & Company Forecast as of 20 May 2016 (Yield in bushels per acre, except cotton, which is pounds per acre) Acres Planted (millions) Yield 2015/16 Estimate 2016/17 Projection 2015/16 Estimate 2016/17 Projection Corn 88.0 93.6 168.4 168.0 Wheat 54.6 49.6 43.6 46.7 Soybeans 82.7 82.2 48.0 46.7 Cotton 8.6 9.6 766 807 60

 2nd Quarter 2016 Earnings Conference Call 38 U.S. Farm Cash Receipts Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) (in billions of dollars) 2014 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Crops $209.3 $191.3 $191.3 $184.1 $189.7 Livestock $212.2 $185.7 $185.7 $177.1 $177.7 Government Payments $9.8 $10.6 $10.6 $13.9 $13.9 Total Cash Receipts $431.3 $387.6 $387.6 $375.1 $381.3 61

 2nd Quarter 2016 Earnings Conference Call 39 U.S. Net Farm Cash Income Deere & Company Forecast as of 20 May 2016 (Previous Forecast as of 19 February 2016) (in billions of dollars) 2014 2015 Forecast Previous 2015 2016 Forecast Previous 2016 Total Cash Receipts $431.3 $387.6 $387.6 $375.1 $381.3 Other Farm-Related Income $35.4 $33.8 $33.8 $34.1 $34.3 Gross Cash Income $466.7 $421.4 $421.4 $409.2 $415.6 Cash Expenses ($338.6) ($328.2) ($328.2) ($322.0) ($324.8) Net Cash Income $128.1 $93.2 $93.2 $87.2 $90.8 62

 2nd Quarter 2016 Earnings Conference Call U.S. Farm Balance Sheet Source: 1972 – 2014: USDA 9 February 2016 2015F – 2016F: Deere & Company Forecast as of 20 May 2016 40 63 10% 12% 14% 16% 18% 20% 22% 24% 26% 28% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015F 2016F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

 2nd Quarter 2016 Earnings Conference Call 41 Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 7% more than the industry 2WD Tractors (40 < 100 PTO hp) 14% in line with the industry 2WD Tractors (100+ PTO hp) 19% less than the industry 4WD Tractors 22% in line with the industry Combines 30% in line with the industry April 2016 Retail Sales and Dealer Inventories * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** At 30 April – in units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers Deere Dealer Inventories*** U.S. and Canada Ag 2016 2015 2WD Tractors (100+ PTO hp) 37% 23% Combines 13% 17% 64

 2nd Quarter 2016 Earnings Conference Call 42 April 2016 Retail Sales EU 28 Deere* Tractors single digit Combines double digits U.S. and Canada Deere* Selected Turf & Utility Equipment single digit * Based on internal sales reports U.S. and Canada – Construction & Forestry Deere* First-in-the-Dirt single digit Settlements single digit 65

Deere’s third quarter 2016 conference call is scheduled for 9:00 a.m. central time on Friday, August 19, 2016 66